UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: January 12, 2012

(Date of earliest event reported)

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28925 Fountain Parkway, Solon, Ohio	44139
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 519-8700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition;

Item 7.01	Regulation FD Disclosure; and

Item 8.01	Other Events.

On January 12, 2012, James H. Dennedy, President and Chief Executive Officer, Robert R. Ellis, Senior Vice President and Chief Financial Officer and Curtis C. Stout, Vice President and Treasurer, of Agilysys, Inc. (the “Company”) delivered a presentation at the Needham Growth Conference in New York, New York containing an overview of the Company and results of operations through the second fiscal quarter ended September 30, 2011. A copy of the slide show that was handed out at this presentation, which is also available on the Company’s website, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1    Agilysys, Inc. January 2012 investor presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

By:	/s/ Robert R. Ellis
Robert R. Ellis
Senior Vice President and Chief Financial Officer

Date: January 12, 2012

Exhibit Index

Exhibit Number	Description

99.1	Agilysys, Inc. January 2012 investor presentation.